UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 14, 2024

HIGH ROLLER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

001-42202

(Commission File Number)

Delaware	87-4159815
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101

(Address of principal executive offices, with zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 14, 2024, High Roller Technologies, Inc. (the “Company”) issued a press release providing an update on the filing of its quarterly report on Form 10-Q for the period ended September 30, 2024, which, in accordance with Rules 13a-13 and 15d-13 under the Securities Exchange Act of 1934 (the “Act”), is due the later of 45 days after October 22, 2024, the effective date of the Company’s registration statement, or the date the Form 10-Q would otherwise be due. Pursuant to Rules 13a-13 and 15d-13 under the Act, the Company intends to file its quarterly report for the quarter ended September 30, 2024 on or before Friday, December 6, 2024.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of the registrant, dated November 14, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH ROLLER TECHNOLOGIES, INC.

Date: November 15, 2024	By:	/s/ Ben Clemes
Ben Clemes Chief Executive Officer